UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2024

COMSTOCK INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-35200 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)

117 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 6, 2024, Comstock Inc. (the “Company”), Deep Interstellar Research LLC (“DIR”) and Quantum Generative Materials LLC (“GenMat”) entered into a new agreement pursuant to which (i) the Company obtained 100% ownership of a wholly-owned subsidiary of GenMat Licensing LLC (“AICo”), in exchange for all equity of GenMat previously owned by the Company, (ii) GenMat granted AICo a non-exclusive end user right and license (“EULA”) to use GenMat’s now and hereafter existing Intellectual Properties, including, without limitation, GenMat’s commercially available artificial intelligence for materials science services and products, and all current imaging and other data, analytics, artificial intelligence and other models, and other information, in both the form of data and a promulgated report, relating to Comstock’s mining properties in Nevada, and (iii) a credit against the amounts payable under the EULA equal to 100% of the Company’s cumulative historical investments in GenMat.

Item 1.02 Termination of a Material Definitive Agreement.

Reference is hereby made to the following documents (collectively, the “Transaction Documents”): (i) that certain non-binding memorandum of understanding dated April 25, 2024, by and between the Company and GenMat (the “MOU”), (ii) that certain binding letter agreement effective October 1, 2024, by and between the Company, Deep Interstellar Research Inc. (“DIR”), and GenMat (the “Letter Agreement”), (iii) that certain Limited Liability Company Operating Agreement effective June 24, 2021 (“Operating Agreement”), by and between the Company, DIR, and GenMat, (iv) the membership interest purchase agreement related to the Company’s investment in GenMat dated June 24, 2021 (the “MIPA”), and (v) the various documents, instruments, and agreements executed in connection with the Operating Agreement, the MOU, the Letter Agreement and the MIPA. On November 6, 2024, the Company and GenMat also mutually agreed to terminate all of the Transaction Documents.

The foregoing description of the Assignment Agreement is qualified in its entirety by reference to the full text of the Assignment Agreement, a copy of which is filed as Exhibits 10.1, to this Current Report on Form 8-K and incorporated herein by reference. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Assignment Agreement
99.1	Press release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK INC.

Date: November 13, 2024	By:	/s/ Corrado De Gasperis
Corrado De Gasperis Executive Chairman and Chief Executive Officer